The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                    under the Trust's Rule 10f-3 Procedures

1.       Subadviser:       JENNISON ASSOCIATES CAPITAL CORP.

2.       Fund:             PREFERRED GROWTH FUND

3.       Securities are:  (Select one)

          "Municipal securities"             Part of an issue
            as defined in Section 3(a)         registered under the Securities
            (29) of the Securities             Act of 1933 which is being
            Exchange Act of 1934               offered to the public

           Yes         No                     Yes      X       No
             --------    --------                ----------       ---------


4.       Issuer:                                     ELECTRONIC DATA SYSTEMS

5.       Description of Security:                    COMMON STOCK

6.       Date of Purchase:                           7/16/96

7.       Underwriter from whom purchased:            MERRILL LYNCH & CO.

8.       Name of Affiliated Underwriter
           managing or participating in
           syndicate (attach list of all
           members of syndicate):                    PRUDENTIAL SECURITIES INC.
                                                     PLEASE SEE ATTACHED LIST

9.       Aggregate principal amount of
           purchase [this amount, when added
           to purchases by other investment
           companies for whom CIML and the
           relevant Subadviser act as adviser,
           may not exceed (A) the greater
           of 4% of (10) OR $500,000,
           or (B) 10% of (11)]:                       $88,587.50

10.      Aggregate principal amount of class of
           securities being offered (i.e., existing
           securities plus current offering, both
           of which are the same class of
           securities ):                                $22,640,682,287

11.      Aggregate principal amount of offering:        $932,500,000

12.      Purchase price, net of fees and
           expenses [may not exceed (14)]:              $46.625

13.      Date offering commended:                       7/16/96

14.      a.   Public offering price:                    $46.625
         b.   Was it purchased prior to close
              of first full business day after
              offering commenced?                       YES

15.      Commission, spread or profit:    2.6   %     $1.215
                                       ----------     ------

16.      Have the following conditions been
           satisfied                                        YES             NO

         a.   The purchase price did not exceed
              the offering price prior to the
              close of the first full business
              day after the first day of
              the offering (or, if a rights
              offering, the securities were
              purchased on the fourth day
              preceding the day on which
              the offering terminated)?                      X

         b.   The underwriting was a firm
              commitment underwriting?                       X

         c.   The commission, spread or profit
              was reasonable and fair in
              relation to that being received
              by others for underwriting similar
              securities during the same period?             X

         d.   (FOR SECURITIES THAT ARE NOT
              MUNICIPAL SECURITIES)  The issuer has
              been in continuous operation for not
              less than three years, including the
              operations of any predecessors?                 X

         e.   (FOR MUNICIPAL SECURITIES ONLY) The
              issue of securities has received an
              investment grade rating from a
              nationally recognized statistical rating
              organization or, if the issuer or entity
              supplying the revenues from which the
              issue is to be paid shall have been in
              existence less than three years
              (including any predecessors), it has
              received one of the three highest
              ratings from at lest one such rating
              service?                                         X

         f.   The amount of such securities
              purchased by all of the investment
              companies advised by CIML and the
              Subadviser(s) to the Fund purchasing
              such securities did not exceed 10% of
              the principal amount of the offering
              AND did not exceed the greater of (1)
              4% of the principal amount of the class
              of securities being offered, or (ii)
              $500,000?                                        X*

*  With regard to the Preferred Growth Fund only

         g.   The purchase price was less than 3%
              of the value of the total assets of the
              Fund for which the securities were
              purchased?                                        X

         h.   No Affiliated Underwriter was a direct
              or indirect participant in the sale?              X**

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Electronic Data Systems sale to Jennison.

                                 UNDERWRITING

         The U.S. Underwriters name below, acting through their U.S. Representatives, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Salomon Brothers Inc. and Furman Selz LLC (the "U.S. Representatives"), have severally agreed, subject to the terms and conditions of the U.S. Purchase Agreement with EDS and the Selling Stockholder (the "U.S. Purchase Agreement"), to purchase from the Selling Stockholder the aggregate number of shares of Common Stock set forth below opposite their respective names.


                                                                                   NUMBER OF U.S. SHARES
                  U.S. UNDERWRITER                                                    OF COMMON STOCK


Merrill Lynch, Pierce, Fenner & Smith Incorporated...............................         2,537,000
Morgan Stanley & Co. Incorporated................................................         2,537,000
Goldman, Sachs & Co..............................................................         2,537,000
Bear, Stearns & Co. Inc..........................................................         1,268,800
Lehman Brothers Inc..............................................................         1,268,800
J.P. Morgan Securities Inc.......................................................         1,268,800
Salomon Brothers Inc.............................................................         1,268,800
Furman Selz LLC..................................................................         1,268,800
Alex. Brown & Sons Incorporated..................................................           105,000
Cowen & Company..................................................................           105,000
CS First Boston Corporation......................................................           105,000
Dillon, Read & Co. Inc...........................................................           105,000
A.G. Edwards & Sons, Inc.........................................................           105,000
Hambrecht & Quist LLC............................................................           105,000
Invemed Associates, Inc..........................................................           105,000
Lazard Freres & Co. LLC..........................................................           105,000
Montgomery Securities............................................................           105,000
Openheimer & Co., Inc............................................................           105,000
PaineWebber Incorporated.........................................................           105,000
Prudential Securities Incorporated...............................................           105,000
Robertson, Stephens & Company LLC................................................           105,000
Schroder Wertheim & Co. Incorporated.............................................           105,000
Smith Barney Inc.................................................................           105,000
Advest, Inc......................................................................            42,000
Robert W. Baird & Co. Incorporated...............................................            42,000
M.R. Beal & Company..............................................................            42,000
Sanford C. Bernstein & Co., Inc..................................................            42,000
J.C. Bradford & Co...............................................................            42,000
Dain Bosworth Incorporated.......................................................            42,000
Fahnestock & Co. Inc.............................................................            42,000

                                                      -4-




Ferris, Baker Watts, Incorporated................................................            42,000
First of Michigan Corporation....................................................            42,000
Gerard Klauer Mattison & Co. LLC.................................................            42,000
Guzman & Company.................................................................            42,000
Interstate/Johnson Lane Corporation..............................................            42,000
Janney Montgomery Scott Inc......................................................            42,000
WR Lazard, Laidlaw & Luther......................................................            42,000
Legg Mason Wood Walker, Incorporated.............................................            42,000
McDonald & Company Securities, Inc...............................................            42,000
Morgan Keegan & Company, Inc.....................................................            42,000
Nesbitt Burns Securities Inc.....................................................            42,000
Piper Jaffray Inc................................................................            42,000
Principal Financial Securities, Inc..............................................            42,000
Pryor, McClendon, Counts & Co., Inc..............................................            42,000
Ragen MacKenzie Incorporated.....................................................            42,000
Rauscher Pierce Refsnes, Inc.....................................................            42,000
Raymond James & Associates, Inc..................................................            42,000
The Robinson-Humphrey Company, Inc...............................................            42,000
Roney & Co., LLC.................................................................            42,000
Rothschild Inc...................................................................            42,000
Scott & Stringfellow, Inc........................................................            42,000
Muriel Siebert & Co., Inc........................................................            42,000
SoundView Financial Group, Inc...................................................            42,000
Stephens Inc.....................................................................            42,000
UBS Securities LLC...............................................................            42,000
Utendahl Capital Partners, L.P...................................................            42,000
Wheat, First Securities, Inc.....................................................            42,000
William K. Woodruff & Company Incorporated.......................................            42,000
                                                                                          ---------

       Total.....................................................................        17,000,000
                                                                                         ==========

                                                      -5-


                      The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                    under the Trust's Rule 10f-3 Procedures

1.       Subadviser:       JENNISON ASSOCIATES CAPITAL CORP.

2.       Fund:             PREFERRED BALANCE FUND

3.       Securities are:  (Select one)

          "Municipal securities"              Part of an issue
            as defined in Section 3(a)         registered under the Securities
            (29) of the Securities             Act of 1933 which is being
             Exchange Act of 1934              offered to the public

             Yes           No                   Yes    X          No
                ---------    -----------           ------------     ----------


4.       Issuer:                                  VERTEX PHARMACEUTICALS
                                                     INCORPORATED

5.       Description of Security:                 COMMON STOCK

6.       Date of Purchase:                        08/08/96

7.       Underwriter from whom purchased:         COWEN & COMPANY

8.       Name of Affiliated Underwriter
           managing or participating in
           syndicate (attach list of all
           members of syndicate):                 PRUDENTIAL SECURITIES INC.

           other members of the syndicate:       * PLEASE SEE ATTACHED LIST *

Please note the underwriters used a "severally" form of agreement.

9.       Aggregate principal amount of
           purchase [this amount, when
           added to purchases by other
           investment companies for whom
           CIML and the relevant Subadviser
           act as adviser, may not exceed
           (A) the greater of 4% of (10) OR
           $500,000, or (B) 10% of (11)]:              $55,200.00

10.      Aggregate principal amount of class of
           securities being offered (i.e., existing
           securities plus current offering, both
           of which are the same class of
           securities ):                                  $488,602,992

11.      Aggregate principal amount of offering:          $72,000,000

12.      Purchase price, net of fees and
           expenses [may not exceed (14)]:                24.00

13.      Date offering commended:                         08/08/96

14.      a.   Public offering price:                      24.00
         b.   Was it purchased prior to
              close of first full business
              day after offering commenced?               YES

15.      Commission, spread or profit:    5.75  %          $1.38
                                       ----------

16.      Have the following conditions been
           satisfied                                      YES           NO

         a.   The purchase price did not exceed
              the offering price prior to
              the close of the first full
              business day after the first
              day of the offering (or, if a
              rights offering, the securities
              were purchased on the fourth day
              preceding the day on which
              the offering terminated)?                    X

         b.   The underwriting was a firm
              commitment underwriting?                     X

         c.   The commission, spread or
              profit was reasonable and fair
              in relation to that being received
              by others for underwriting similar
              securities during the same period?            X

         d.   (FOR SECURITIES THAT ARE NOT
              MUNICIPAL SECURITIES)  The issuer has
              been in continuous operation for not
              less than three years, including the
              operations of any predecessors?                 X

         e.   (FOR MUNICIPAL SECURITIES ONLY) The
              issue of securities has received an
              investment grade rating from a
              nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in existence less than three years
              (including any predecessors), it has
              received one of the three highest
              ratings from at lest one such rating
              service?

         f.   The amount of such securities
              purchased by all of the investment
              companies advised by CIML and the
              Subadviser(s) to the Fund purchasing
              such securities did not exceed 10% of
              the principal amount of the offering
              AND did not exceed the greater of (1)
              4% of the principal amount of the class
              of securities being offered, or (ii)
              $500,000?                                        X*

*  With regard to the Preferred Balanced Fund only

         g.   The purchase price was less than 3%
              of the value of the total assets of the
              Fund for which the securities were
              purchased?                                       X

         h.   No Affiliated Underwriter was a direct
              or indirect participant in the sale?             X**

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Vertex Pharmaceuticals Incorporated sale to Jennison.

                                 UNDERWRITING

         Subject to the terms of and conditions of the Underwriting Agreement, the Underwriters named below (the "Underwriters"), through their Representatives, Cowen & Company, Robertson, Stephens & Company LLC and Bear, Stearns & Co. Inc. have severally agreed to purchase from the Company the following respective numbers of shares of Common Stock at the public offering price less the underwriting discounts and commissions set forth on the cover page of the this Prospectus:


                                                                                    Number of
                                                                                    Shares of
         UNDERWRITER                                                              COMMON STOCK


Cowen & Company.................................................................      720,000
Robertson, Stephens & Company LLC...............................................      530,000
Bear, Stearns & Co. Inc.........................................................      530,000
Dillon, Read & Co. Inc..........................................................       80,000
Donaldson, Lufkin & Jenrette Securities Corporation.............................       80,000
Hambrecht & Quist LLC...........................................................       80,000
Lehman Brothers Inc.............................................................       80,000
Montgomery Securities...........................................................       80,000
J.P. Morgan Securities Inc......................................................       80,000
Morgan Stanley & Co. Incorporated...............................................       80,000
Oppenheimer & Co. Inc...........................................................       80,000
Prudential Securities Incorporated..............................................       80,000
UBS Securities LLC..............................................................       80,000
Brean Murray, Foster Securities, Inc............................................       35,000
Crowell, Weedon & Co............................................................       35,000
Furman Selz LLC.................................................................       35,000
Gerard Klauer Mattison & Co., LLC...............................................       35,000
Janney Montgomery Scott Inc.....................................................       35,000
Josephthal Lyon & Ross Incorporated.............................................       35,000
McDonald & Company Securities, Inc..............................................       35,000
Punk, Ziegel & Knoell...........................................................       35,000
Raymond James & Associates, Inc.................................................       35,000
Tucker Anthony Incorporated.....................................................       35,000
Van Kasper & Company............................................................       35,000
Vector Securities International, Inc............................................       35,000
                                                                                    ---------
         Total..................................................................    3,000,000
                                                                                    =========



                                                      -4-
